The CIT Group/
Business Credit
3rd Floor
300 South Grand Avenue
Los Angeles, CA 90071
Tel:  213 613-2575
Fax:  213 613-2588


                                          October 28, 1994


Maxtor Corporation
211 River Oaks Parkway
San Jose, CA  95134


Ladies and Gentlemen:

We refer to the Financing Agreement between us, dated September 16, 1993, as amended from time to time (the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

Pursuant to mutual understanding, the Agreement is hereby amended, effective November 1, 1994, as follows:

1) Section 1 of the Agreement is hereby amended by deleting the definition of Leverage Ratio in its entirety and substituting the following in lieu thereof:

    "Leverage Ratio shall mean the ratio determined by dividing Total Liabilities by the sum of i) Net Worth, and ii) Subordinated Debt."


2) Paragraph 9 of Section 6 of the Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

    "9. The Company shall have, on the last day of each fiscal quarter during the applicable periods below, a Net Worth of not less than:

     Fiscal Quarter Ending                        Net Worth
     ---------------------                     --------------

     a) December 24, 1994                      $12,000,000.00
     b) March 25, 1995                         $ 3,000,000.00
     c) June 24, 1995                          $ 5,000,000.00
     d) September 23, 1995                     $ 7,000,000.00
     e) December 23, 1995                      $10,000,000.00
     f) March 30, 1996 and for each
        fiscal quarter thereafter              $15,000,000.00"


3) Paragraph 12 of Section 6 of the Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

    "12. The Company shall have, on the last day of each fiscal quarter during the applicable periods below, Working Capital of not less than:

     Fiscal Quarter Ending                       Working Capital
     ---------------------                       ---------------

     a) December 24, 1994                        $51,000,000.00
     b) March 25, 1995                           $31,000,000.00
     c) June 24, 1995 and for each
        fiscal quarter thereafter                $25,000,000.00"


4) Paragraph 13 of Section 6 of the Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

     "13. The Company shall have, on the last day of each fiscal quarter during the applicable periods below, Maximum Working
     Capital of not more than:

     Fiscal Quarter Ending               Maximum Working Capital
     ---------------------               -----------------------

     December 24, 1994 and for each
     fiscal quarter thereafter            $110,000,000.00"


5) Paragraph 14 of Section 6 of the Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

     "14. The Company shall have, on the last day of each fiscal quarter during the applicable periods below, a Leverage Ratio of not more than:

     Fiscal Quarter Ending                     Leverage Ratio
     ---------------------                     --------------

     a) December 24, 1994                        2.9 to 1
     b) March 25, 1995                           3.4 to 1
     c) June 24, 1995 and for each
        fiscal quarter thereafter                3.6 to 1


6) Paragraph 16 of Section 6 of the Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

     "16. The Company shall have, on the last day of each applicable period below, an Operating Profit of not less than:

           Period                              Operating Profit
     --------------------------------          ----------------

     a) For the fiscal quarter ending
        December 24, 1994                      ($41,000,000.00)
     b) For the two fiscal quarters
        ending March 25, 1995                  ($53,000,000.00)
     c) For the fiscal quarter ending
        June 24, 1995 and for each
        fiscal quarter thereafter              ($ 5,000,000.00)"


7) Paragraph 1 h) of Section 8 of the Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

     "h) the Company does not have x) an Operating Profit of at least $(117,000,000) for the fiscal year ended March 25, 1995 and y) an Operating Profit of at least $10,000,000 for the fiscal year ended March 30, 1996 and for any fiscal year thereafter, as determined in accordance with GAAP."


Except as otherwise herein specifically provided, no other change, amendment or modification in or to any of the other terms or provisions of the Agreement is hereby intended or implied. If the foregoing is in accordance with your understanding, please so indicate by signing and returning to us the enclosed copy of this letter.



                               Very truly yours,

                               THE CIT GROUP/BUSINESS CREDIT, INC.
                               (as AGENT and LENDER)


                               By:    /s/Guy K. Fuchs    10/31/94
                                      ----------------------------
                               Title:   Vice President



                               TRICON CAPITAL CORPORATION, a unit of
                               Greyhound Financial Corporation
                               (Lender)


                               By:  /s/  G. Alexander Cole
                                    ----------------------
                               Title:    V.P.



                               THE BANK OF NEW YORK COMMERCIAL
                               CORPORATION (Lender)


                               By:    /s/  Robert V. Love
                                      ---------------------
                               Title:   Assistant Treasurer


Read and Agreed to:

Maxtor Corporation:

By: /s/ Melonie C. Brophy
    ----------------------
Title: Corporate Treasurer



The CIT Group/
Business Credit
3rd Floor
300 South Grand Avenue
Los Angeles, CA 90071
Tel:  213 613-2575
Fax:  213 613-2588


                                              October  28, 1994

Maxtor Corporation
211 River Oaks Parkway
San Jose, CA 95134


Dear Ladies and Gentlemen:

We refer to the Financing Agreement, dated September 16, 1993, as amended from time to time, between you, The CIT Group/Business Credit, Inc. (herein "CITBC"), as Lender, TriCon Capital Corporation, a unit of Greyhound Financial Corporation, as Lender, the Bank of New York Commercial Corp., as Lender and CITBC as Agent for the Lenders (herein the "Agreement"). Capitalized terms not defined herein are as defined in the Agreement. Pursuant to mutual agreement, the Agreement is hereby amended, effective November 1, 1994, as follows:

1. The word "first" in the definition of Early Termination Date in Section 1 of the Agreement is hereby deleted and the word
"second" is hereby substituted in lieu thereof;

2. The word "first" in the second and fourth lines of the definition of Early Termination Fee in Section 1 of the Agreement is hereby deleted and the word "second" is hereby substituted, in each instance, in lieu thereof;

3. The number "$76,000,000.00" in the definition of Line of Credit in Section 1 of the Agreement is hereby deleted and the number "$50,000,000.00" is hereby substituted in lieu thereof;

4. The word "second" in the second line of Section 10 of the Agreement is hereby deleted and the word "third" is hereby substituted in lieu thereof, and

5. The word "first" in the tenth line of Section 10 of the Agreement is hereby deleted and the word "second" is hereby substituted in lieu thereof.

In consideration of the amendment referred to in paragraph 4 above, the Company hereby agrees to pay a non-refundable fee of $305,000.00 (the "Extension Fee") which fee shall be charged, as of November 1, 1994, to the Company's revolving loan account.

If the foregoing is in accordance with your understanding, please so indicate by signing and returning to us the enclosed copy of this letter. Each of the Lenders have signed below to indicate their concurrence with the foregoing.

                                    Very truly yours,

                                    THE CIT GROUP/
                                    BUSINESS CREDIT, INC.
                                    (AS AGENT)

                                    By: /s/ Guy K. Fuchs
                                       ----------------------
                                      Title:   Vice President


                                    THE CIT GROUP/
                                    BUSINESS CREDIT, INC.
                                    (AS LENDER)

                                    By: /s/ Guy K. Fuchs
                                       ----------------------
                                      Title:   Vice President


                                    TRICON CAPITAL
                                    CORPORATION, a unit of
                                    Greyhound Financial Corporation
                                    (AS LENDER)

                                    By:  /s/ G. Alexander Cole
                                        ----------------------
                                      Title:   Vice President


                                    THE BANK OF NEW YORK
                                    COMMERCIAL CORPORATION
                                    (AS LENDER)

                                    By:  /s/ Robert V. Love
                                        -------------------------
                                      Title:  Assistant Treasurer


Read and Agreed to:
Maxtor Corporation:

By:  /s/  Melonie Brophy
    ----------------------
Title:  Corporate Treasurer